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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 16, 2006

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 South Main Street Minot, ND 58701
(Address of principal executive offices, including zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□    Written communications pursuant to Rule 425 under the Securities Act

□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 5.02      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

            On May 16, 2006, Charles Wm. James notified Investors Real Estate Trust, a North Dakota real estate investment trust (“IRET”), in writing of his voluntary resignation, effective as of April 20, 2006, from the Board of Trustees of IRET.  Mr. James advised IRET that he believes that his resignation is appropriate because he intends to pursue for personal and family benefit the re-development of a building located in Excelsior, Minnesota, which was sold by IRET PROPERTIES, a North Dakota Limited Partnership, to Thomas James Realty Limited Partnership pursuant to that certain Option Agreement, dated January 31, 2003, a copy of which is attached to IRET’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 27, 2003.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
(Registrant)

By:	/s/ Timothy P. Mihalick
Timothy P. Mihalick
Senior Vice President &
Chief Operating Officer

Dated:  May 17, 2006